UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2014

Morgan Stanley
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(Exact name of Registrant as specified
in its charter)

Delaware	1-11758	36-3145972
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York 10036
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(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:     (212) 761-4000

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(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 30, 2014, O. Griffith Sexton informed Morgan Stanley (the “Company”) of his decision to retire from the Company’s Board of Directors (the “Board”), effective November 1, 2014.

On October 31, 2014, the Board elected Jami Miscik to the Board, effective November 1, 2014.  The Board determined that Ms. Miscik is independent in accordance with the director independence standards established under the Company’s Corporate Governance Policies.

Ms. Miscik will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in “Item 1 - Election of Directors: Corporate Governance - Director Compensation” of the Company’s Annual Meeting Proxy Statement filed with the Securities and Exchange Commission on March 28, 2014.

The Company’s related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits

99.1	Press release of the Company, dated October 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY
(Registrant)

Date:	October 31, 2014	By:	/s/ Martin M. Cohen
Name: Martin M. Cohen
Title: Corporate Secretary